EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Summary Prospectus and Prospectus dated January 1, 2011

EATON VANCE GREATER INDIA FUND
Supplement to Summary Prospectus and Prospectus dated May 1, 2010
(each a “Fund”)

Subject to shareholder approval, the Boards of Trustees of the Funds and corresponding Portfolios approved a change to the advisory structure of each Portfolio, whereby Boston Management and Research, an affiliate of Eaton Vance Management (“EVM”), would serve as investment adviser to each Portfolio and Lloyd George Management (Hong Kong) Limited would serve as investment sub-adviser to each Portfolio.

Each Fund currently pursues its investment objective by investing substantially all of its assets in its corresponding Portfolio, which has the same investment objective and policies as the Fund. The investment adviser to each Portfolio is currently Lloyd George Investment Management (Bermuda) Limited or an affiliate (collectively, “LGM”). EVM currently serves as administrator to each Portfolio and manager of each Fund. At a special meeting of shareholders of each Fund scheduled to be held on March 9, 2011, each Fund will seek approval of the new investment advisory agreements of its corresponding Portfolio, as described above. Proxy materials containing information about the special meeting and the proposed changes were mailed to all shareholders of record as of January 27, 2011. A Fund, as an interest holder in its corresponding Portfolio, will cast its votes with respect to the Portfolio’s new investment advisory and sub-advisory agreements in the same proportion as the votes of the Fund shareholders cast at the special meeting. If a quorum is not present at the special meeting or if sufficient votes in favor of any proposal are not received by the meeting date, the special meeting may be adjourned to permit further solicitation of proxies.

In early 2011, Lloyd George Management (B.V.I.) Limited, the parent company of LGM, announced its proposed sale to Bank of Montreal (the “Transaction”). The Transaction will result in the change in ownership and control of LGM and will cause the current investment advisory agreement between each Portfolio and LGM to terminate. After the Transaction closes, LGM is expected to retain the same investment personnel and senior management, and no changes are planned to the Portfolios’ investment approach or to the portfolio managers. The closing of the Transaction is contingent upon the approval by each Fund’s shareholders of the new sub-advisory agreements and certain other conditions.

March 8, 2011